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                                                                  EXHIBIT 10.2

                                 AMENDMENT NO. 1

                                       TO

                                      LEASE

      This Amendment No. 1 to Lease ("Amendment No. 1"), made as of July 31, 1998, between Universal Health Realty Income Trust, a Maryland real estate investment trust ("Lessor"), having its principal office at 367 South Gulph Road, King of Prussia, Pennsylvania 19406, and McAllen Medical Center, L.P. (f/k/a Universal Health Services of McAllen, Inc.), a Texas Limited Partnership ("Lessee"), which is a subsidiary of Universal Health Services, Inc., a Delaware corporation, amends the Lease, made as of December 24, 1986, between Lessor and Lessee (the "Lease"). Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to such terms in the Lease.

                             W I T N E S S E T H:

      WHEREAS, the Lessor and the Lessee desire to amend the amount of rent to be paid during certain of the Extended Terms referred to in the Lease;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Paragraph 6 of the Lease is hereby amended to read in its entirety as follows:

            "6. Minimum Rent During Extended Terms. The Minimum Rent for the six (6) Extended Terms shall be at the rental provided for in Paragraph 5 hereof."

      2. Except as expressly modified by this Amendment No. 1, all terms and conditions of the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized partners, trustees or officers as of the date first above written.

                                         LESSOR:

                                         Universal Health Realty Income Trust,
                                         a Maryland real estate investment trust


                                               By:  /s/ Cheryl K. Ramagano

                                         LESSEE:

                                         McAllen Medical Center, L.P.
                                         (f/k/a Universal Health Services of
                                         McAllen, Inc.), a Texas
                                         Limited Partnership


                                               By: /s/ Steve Filton